INCOME TAXES - Schedule of Reconciles Income Taxes (Details) - CAD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Income Taxes [Abstract]
Net income before tax from continuing operations	$ 343.7	$ 1,053.1
Statutory income tax rate (2)	24.14%	24.58%
Expected provision for income taxes	$ 83.0	$ 258.9
Change in corporate tax rates and tax rate variance	(5.4)	(5.6)
Non-deductible capital losses (non-taxable capital gains)	(15.4)	0.1
Other	(2.4)	0.3
Income tax expense	$ 59.8	$ 253.7